U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 23, 2001


                                STYLECLICK, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     333-33194                  13-4106745
----------------------------         -----------             -------------------
(State or other jurisdiction         (Commission                (IRS Employer
    of incorporation)                File Number)            Identification No.)



                  5105 W. Goldleaf Circle, Los Angles, CA 90056
         -------------------------------------------------------------
          (Address, including zip code, of principal executive offices)

                                 (323) 403-1000
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.

     On July 23, 2001, the Registrant issued a press release reporting results for the first quarter ended June 30, 2001. The full text of the press release, as set forth in Exhibit 99.1 hereto, is filed and incorporated in this Report as if fully set forth herein.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.                         Description
-----------                         -----------

99.1                       Press Release dated July 23, 2001.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2001                     STYLECLICK, INC.



                                        By:/s/ BARRY HALL
                                           ------------------------------------
                                           Barry Hall
                                           Executive Vice President, Finance and
                                           Chief Financial Officer



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


                                INDEX TO EXHIBITS

Exhibit No.                         Description
-----------                         -----------

99.1                       Press Release dated July 23, 2001.

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